Sovereign Bancorp, Inc. Investor Presentation December 2005

Agenda About Sovereign and its shareholder value creation history Sovereign's strategy Independence improves Sovereign's franchise value The Santander partnership is important in affording Independence and in building a better bank for shareholders, customers and community Misconceptions around the Santander partnership False, misleading and distorted accusations by Relational and Sovereign's corporate governance culture Potential shareholder value creation

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Forward-Looking Statements In addition, this presentation and filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Sovereign Bancorp, Inc. and the merger of Independence Community Bank Corp. with and into Sovereign that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the following: (1) the businesses of Independence Community Bank Corp. may not be combined successfully with Sovereign's businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from the merger cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with government approvals of the merger; (5) the stockholders of Independence Community Bank Corp. may fail to approve the merger of Independence Community Bank Corp. with and into Sovereign; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may adversely impact the expected financial benefits of the merger, and compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competitive pressures from other financial service companies in Independence Community Bank Corp.'s and Sovereign's markets may increase significantly; (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations; (11) other economic, competitive, governmental, regulatory, and technological factors affecting Sovereign's operations, integrations, pricing, products and services; and (12) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Other factors that may cause actual results to differ from forward-looking statements are described in Sovereign's filings with the Securities and Exchange Commission.

Operating and Cash Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings and Cash Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

Additional Information About the Merger This communication is being made in respect of the proposed merger transaction involving Independence Community Bank Corp. and Sovereign Bancorp. In connection with the proposed transaction, Independence Community Bank Corp. will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). STOCKHOLDERS OF INDEPENDENCE COMMUNITY BANK CORP. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.myindependence.com or by mail at Independence Community Bank Corp. Investor Relations, 195 Montague St., Brooklyn, NY 11201, or by Telephone: 718-722-5400. In addition, documents filed with the SEC by Independence Community Bank Corp. are available free of charge at the SEC's web site at www.sec.gov. Independence Community Bank Corp. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Independence Community Bank Corp. in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Independence Community Bank Corp. described above. Information regarding Independence Community Bank Corp.'s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Independence Community Bank Corp. as described above.

Proxy Solicitation Sovereign Bancorp, Inc. and its directors and officers may be deemed to be participants in the solicitation of proxies from shareholders of Sovereign. Information regarding the names of Sovereign's directors and executive officers and their respective interests in Sovereign by security holdings or otherwise is set forth in Sovereign's proxy statement relating to the 2005 annual meeting of shareholders, which may be obtained free of charge at the SEC's website at www.sec.gov and Sovereign's website at www.sovereignbank.com. Additional information regarding the interests of such potential participants will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with Sovereign's 2006 annual meeting of stockholders. Sovereign Bancorp, Inc. will file a Proxy Statement on Schedule 14A with the SEC in connection with its 2006 annual meeting of shareholders, which, when filed, will be available free of charge at the SEC's website at www.sec.gov. Investors and security holders are advised to read Sovereign's Proxy Statement, when available, and the other materials to be filed by Sovereign related to the proxy solicitation, when available, because they will contain important information. Investors and security holders may obtain a free copy of the Proxy Statement on Schedule 14A and all other related material to be filed by Sovereign with the SEC (when they are filed and become available) free of charge at the SEC's website at www.sec.gov or by contacting Sovereign's proxy solicitors, Innisfree M&A Incorporated at 1-888-750-5834 or Mackenzie Partners, Inc. at 1-800-322-2885. Sovereign also will provide a copy of these materials without charge at the Investor Relations section of its website at www.sovereignbank.com.

About Sovereign and its Shareholder Value Creation History

Overall Market Share(1) Market Rank Company Share (%) 1 Bank of America 16.51% 2 Royal Bk of Scotland 8.54 3 Wachovia 7.85 4 Sovereign 5.89 5 TD Banknorth proforma 4.46 6 PNC Financial 3.83 7 Commerce 3.07 An Exceptional Franchise Serving the Northeastern United States Key: Sovereign Branches Independence Branches $63 billion bank; 19th largest bank in the U.S. 665 branches & over 1,000 ATM's Demographics Demographics Median HH Income HH Inc Change '05-'10 SOV $59,889 20.47 US $49,747 17.36 Source: SNL DataSource (1) Includes CT, MA, NH, NJ, Eastern PA and RI ME

Above Average Shareholder Value Creation 12/2/05 closing price of $21.98 3-Year Stock Price Performance

Above Average Shareholder Value Creation 5-Year Stock Price Performance 12/2/05 closing price of $21.98

Above Average Shareholder Value Creation 10-Year Stock Price Performance 12/2/05 closing price of $21.98

Sovereign Compared to Peer Index Includes ASO, CNB, CBSS, FHN, MTB, MI, NFB, RF, SNV, TCB, SUSQ and ZION. At 12/02/05. Indexed Price Performance Lehman Peer Index (a) Sovereign

Sovereign's Strategy

Sovereign's Business Strategy Combining the best of a large bank with the best of a smaller community bank. Best of a Large Bank: Products and services Technology Brand Delivery channels and distribution system Talent Diversification Sophistication of risk management Best of a Small Bank: Flat structure Local decision making Cross functional lines to deliver bank to customer Treat customers as "individuals" Active community involvement culture

Summary of Sovereign's Business Model Local community bankers with authority to make local decisions Community banking delivery model in all markets 11 local markets, each with a Market CEO Local decision making by experienced commercial bankers Consumer banking emphasizes convenience and customer service Many markets offer 7 day banking Appointment banking 24/7/365 phone and internet availability Guaranteed minimum customer service standards/"Red Carpet" service Best-in-class customer/product makeup Full product suite Customer mapping/segmentation Targeting 6+ services sold/used Extremely attractive franchise in one of the most desired geographic markets in the world Consistent growth in operating/cash earnings, improving operating metrics and high internal generation of capital

Stronger Balance Sheet 1995 2000 2004 3Q05 Residential Loans 4133.093 7978.857 8497 11198.366 Consumer Loans 498.263 6101.981 14269 15270.353 Commercial Loans 63.008 7831.407 13864 16222.92 1995 2000 2004 3Q05 Checking 549.232 7723.188 13764 15543.288 Savings 925.842 2952.96 3807 3684.423 Money Market 720.997 4553.02 7870 8167.546 CD's 2843.072 9269.749 7114.373 9937.334 $24.5 $5.0 $21.9 $4.7 Diverse Loan Mix Attractive Low-Cost Deposit Base $36.6 $32.6 Source: period-end balances presented in company financials $42.7 $37.3

Improved Quality of Balance Sheet 1995 2000 2004 3Q05 Investments 0.367 0.218 0.212 0.2024 Residential Mortgage 0.509 0.238 0.156 0.1779 Consumer 0.062 0.182 0.262 0.2426 Commercial 0.234 0.2545 0.2577 Commercial and Consumer Loans are Increasing as a Percentage of Total Assets, Reducing Reliance on the Investment Portfolio Comm'l & Consumer Loan Yld: 5.86% NCO's: .24% Net Loan Yld: 5.62% Net Yld on Investments: 5.14% Residential: 5.34% Source: period-end balances presented in company financials

Positive Operating Leverage 1995 2000 2004 3Q05 East 0.5068 0.5431 0.5033 0.4887 Results in Continued Improvement in Efficiency Ratio 3Q05 3Q04 % Change Total Revenue $566 $471 20% G&A Expenses $277 $238 16% Operating Leverage Operating Leverage Operating Leverage 1.2x Efficiency ratio equals G&A expenses as a percentage of total revenue, defined as the sum of net interest income and total fees and other income before securities transactions

1995 2000 2004 Net Income 98.869 -30.243 453.552 Operating/Cash Net Income 112.35 308.564 602.268 GAAP EPS 0.66 -0.13 1.38 Operating/Cash EPS 0.75 1.48 1.84 Consistent Growth in Operating/Cash Earnings CAGR Total EPS GAAP Net Income - 18% 9% Operating/Cash Earnings - 21% 11% Operating/cash earnings excludes most non-cash, non-operating charges. Please see appendix for reconciliation of net income to operating/cash earnings, as well as related per share amounts. Source: 1999, 2000 and 2004 annual reports.

Improving Operating Metrics 1995 2000 2004 3Q05 East 0.0094 0.0099 0.0122 0.0127 Improved Operating Return on Average Assets 1995 2000 2004 3Q05 East 0.1587 0.4694 0.2657 0.2858 Operating/Cash Return on Average Tangible Equity * See reconcilement in Appendix

Independence Improves Sovereign's Franchise Value

Why Independence? Independence begins to "fill-in" the gap in Sovereign's footprint between New England and Mid-Atlantic and significantly improves franchise value Improves Sovereign's asset mix with attractive multi- family product Financially attractive Limited integration risk Transaction pricing compares favorably to recent transactions Management accretive

Independence Improves Sovereign's Footprint Sovereign Independence Community 787 91 287 81 293 PHILADELPHIA NEW YORK BOSTON

Creates a Leading Northeast-Based Bank Improves Sovereign's franchise value Adds $7.9bn NY deposits and $2.6bn NJ deposits - total proforma NJ deposits of approximately $10bn Enhances distribution - 125 branches with an average branch size of $84MM Independence has attractive deposit mix 70% of deposits are non-CD deposits Strong demographics Serves 300,000 households Average household income of $59.4K vs. U.S. average of $49.7K Sovereign now a major player in the 5 largest MSAs in the Northeast Creates a "New Fleet" New York Philadelphia Boston Providence Hartford MSA 18.9 5.8 4.5 1.6 1.2 222 84 175 55 30 16.2 6.8 9.3 3.2 1.3 Population (MM) Branches Deposits ($Bn) Pro Forma

Diversifies loan mix with extension into multi-family lending - unique relationship with Meridian is strengthened through larger balance sheet Strong asset quality - low risk business model has produced exceptional credit quality Improved Asset Mix with Low Risk Sovereign Independence Combined 1/4/2005 HE CI CRE Consumer Multi Other SOV 0.173 0.039 0.074 0.286 0.003 0.376 0.05 1/4/2005 HE CI CRE Consumer Multi Other SOV 0.262 0.241 0.211 0.168 0.116 1/4/2005 HE CI CRE Consumer Multi Other SOV 0.242 0.196 0.181 0.194 0.091 0.084 0.011 1-4 Family Home Equity C&I Commercial Real Estate Consumer Multi Family Other $42.7Bn $12.3Bn $55.0Bn 240% 235% 241% Reserves/NPAs 0.16% 0.02% 0.20% NCOs/Avg Loans 0.41% 0.35% 0.42% NPAs/Loans+OREO Combined Independence Sovereign As of 9/30/05

Financially Attractive Consistent with Sovereign's stated acquisition criteria Internal Rate of Return of 15% Accretive to GAAP and Operating/Cash earnings during first year based on conservative assumptions 15% cost saves vs. 29%(a) in announced New York MSA transactions since 2001 Substantial revenue enhancements identified not assumed Expansion of multi-family lending in Sovereign markets (e.g., Philadelphia, Boston) Open new markets to deliver broader array of products (cash management, capital markets, commercial lending and government banking) Tangible equity ratio dilution recovered within 2-3 quarters Tangible book value dilution recovered within 4-5 quarters (a) Source: SNL.

Execution Experience - Limits Integration Risk Independence has a low-risk and straightforward business model emphasizing retail and commercial banking Sovereign has substantial experience in New York markets through specialty lines of business including automotive lending and equipment finance Sovereign has substantial experience in integrating acquisitions Promises made; promises delivered Alan Fishman to become President of Sovereign Bank Waypoint Seacoast 30% 35% ? ? Announced Synergies Synergies Achieved

Transaction Pricing Compares Favorably to Recent Metro New York Transactions Price as a multiple of: Book Value 1.6x 2.7x Tangible Book 3.6x 3.3x Forward EPS(b) 15.6x 18.6X Premium to Total Deposits 24.5% 31.0% Recent Transactions(a) (a) Source: SNL. Represents mean of bank and thrift transactions in New York and New Jersey greater than $500MM deal value since 2000. (b) Based on IBES estimates as of October 21, 2005. SOV/ICBC

Santander Partnership Makes Independence Acquisition Attractive Santander Mkt. Cap: $80.1 bn Independence Mkt. Cap: $2.7 bn Sovereign Mkt. Cap: $9.0 bn Cash ($2.4 bn) Cash ($3.6 bn) 19.8% Ownership $27.00 per SOV share $462 million premium (1) $1.2 bn of cash provided through issuance of Tier 1 Capital or debt 100% Ownership $42.00 per ICBC share N.B. Market Cap statistics as of announcement. Based on 20-day trailing average price.

Income Statement Detail - Base Case

Sovereign Generates Significant Excess Capital Operating / cash earnings $200 Less: dividends (22) (@ 6 cents per share per quarter) Less: capital to support asset growth (60 - 0) (@ 6% annual asset growth) Excess capital generated per quarter, pre-closing $118 - $178 Capital generation of Independence, net of financing and merger costs 50 Less: dividends and capital to support asset growth (@ 6% annual asset growth) (10) Excess capital generated per quarter, post closing $158 - $218 Our capital needs are subject to a number of uncertainties, including the outlook for interest rates, the competitive environment and the benefits of integrating the ICBC franchise Sovereign has a strong and proven commitment to hitting capital targets ($ in millions) Nearly $1 billion of annual capital generation

The Santander Partnership - Building a Better Bank for Shareholders, Customers and Community

Global Footprint of Santander

History of Mutually Beneficial Partnerships 23.6% IRR 16 Year Investment 7.43% Stake 4x return 1991 - 1997 Investment 8.5% IRR 10 Year Investment 3.4% Stake

Overview of the Santander Transaction Grupo Santander takes 19.8% stake in Sovereign by making a $2.4 billion cash investment Investment priced at $27.00 per Sovereign share, a 24% premium to Sovereign trailing 20-day average stock price Santander will have 2 directors on Sovereign's Board, and Sovereign CEO joins Santander Board

Benefits of the Santander Transaction Allows Sovereign to acquire Independence, an important transaction which would have been difficult to acquire without Santander's investment, at a premium Access to capital if needed to complete transaction with Independence; Santander has committed to "backstop" $1.2 billion financing Santander partnership permits us to share with each other our respective best practices and operational know-how which will be instrumental in helping to build Sovereign's franchise Santander's support for this transaction reflects favorably on the strategic and financial value creation of the acquisition of Independence Positioned for "full" price sale to Santander or another party over 2-5 year period after closing

Examples of Opportunities to Share Best Practices Auto Finance Santander is the largest non-captive auto finance player in Europe, financing 1 million cars; Sovereign is a leading auto finance player in the northeastern U.S. Best practices could be shared with each other. Cash Management Sovereign and Santander are discussing the outsourcing of all Santander's U.S. dollar cash management business to Sovereign Funding/Access to Capital S&P anticipates raising Sovereign's ratings one notch following the deal giving consideration to the foothold the Independence acquisitions provides Sovereign in the desirable NY/NJ marketplace and Sovereign's commitment to rebuild capital. We hope other rating agencies will follow. Hispanic Market 40% of Hispanics in Sovereign and Independence footprint are Puerto Ricans, Santander has the second largest bank in Puerto Rico Operational Enhancements and Technology Sharing Santander is the 9th largest bank in the world with world-class banking related technology systems which Santander intends to share with Sovereign and a well-respected global partner

Misconceptions Around Santander Transaction

Perception or Reality? Misconceptions Around Santander Transaction Perception: Deal done to thwart Relational proxy fight Reality: Sovereign had expressed periodic interest in Independence and other New York community banks over several years, but during 2004 and 2005 could not afford to pursue any such interest Sovereign's transaction with Independence fills in Sovereign's strong presence in New England and Mid-Atlantic and enhances Sovereign's franchise value Preliminary discussions between Sovereign and Santander initiated before Relational filed first 13-D. In fact, Sovereign's CEO had visited with other European banks in prior months. First personal contact between Jay Sidhu and Santander was in April of 2005. Sovereign's CEO discussions with foreign investors were driven by Sovereign's desire to continue to build above-average shareholder value whereby a foreign investor could provide a funding source, at a premium, for a "fill-in" or similar acquisition that met Sovereign's acquisition criteria Summary only, for detailed explanation, please refer to 8-k's filed 10/27/05 and 11/22/05

Perception or Reality? Misconceptions Around Santander Transaction Perception: Deal disenfranchises shareholders Reality: All Sovereign shareholders, including Santander, have the same voting rights Santander's vote is limited to 19.9%, absent shareholder approval, regardless of the number of shares owned, no proxy fights, sale restrictions, etc. Santander has agreed Sovereign can still be sold to a third party and has the right to respond to a competitive offer at any time Shareholders have price protection in connection with any Santander offer: competitive auction or third party appraisal designed to replicate competitive auction minimum price of $40 during 24-36 month period following close Sovereign possess right to delay timing of any sale during months 36-48 by close to one year if market conditions are not right Sovereign's shareholders, under all circumstances, must vote to approve acquisition by Santander, with Santander sterilizing its vote Summary only, for detailed explanation, please refer to 8-k's filed 10/27/05 and 11/22/05

Perception or Reality? Misconceptions Around Santander Transaction Perception: Deal represents a change-in-control of Sovereign Reality: NYSE confirmed that it is not, with some modifications Santander's board representation will be exactly proportional to its minority interest (2 out of 10) Without shareholder approval, Santander will not have any voting rights on its shares in excess of 19.9% No financial covenants or agreements between Sovereign and Santander as to how Sovereign will conduct business post-investment Santander does not have power to block decisions by other shareholders Door is open to any would-be third party bidder to initiate an auction process and submit a competing bid; Santander's votes are neutralized if a third party outbids it Santander has executed a standstill agreement in favor of Sovereign, under which it cannot acquire any additional shares greater than 24.9%, cannot conduct a proxy fight, tender offer or do anything hostile Summary only, for detailed explanation, please refer to 8-k's filed 10/27/05 and 11/22/05

False, Misleading and Distorted Accusations by Relational and Sovereign's Corporate Governance Culture

Director Loans and Relationships Sovereign voluntarily disclosed information in an 8-k filing on November 21, 2005 proving allegations made by Relational as false and a distortion of facts: There are no improper relationships with non-management Directors There are no loans at favorable terms to any non-management Director Like almost all other banks, we ask our directors and companies they control to bank with us rather than a competitor Loans made by banks like ours to directors are required by Federal law to be made on non-preferential terms; we are regularly examined by the Office of Thrift Supervision for compliance We, like other banks, do not disclose the detail of loans to our directors because SEC rules do not require such disclosure (presumably because of OTS regulations) Loans to non-management holding company directors amounted to $18.2 million at 12/31/04 and decreased to $12.5 million at 9/30/05 Loans to all "insiders" of Sovereign and Sovereign Bank represent .2% of total loans and rank 60th among the 122 largest financial services companies with U.S. operations Summary only, for detailed explanation, please refer to 8-k filed 11/21/05

Director Pay Another false and distorted statement is that Sovereign's Director pay is excessive: Relational's assertion that our non-management directors get paid $313k annually is misleading $313k of annual cash compensation is misleading for 2 reasons: In 2004, Sovereign's Directors earned a one-time bonus tied to achievement of performance goals established in prior years which is included in the $313k Director's compensation plan consisted principally of a fixed number of shares of Sovereign stock which appreciated significantly in value. This plan was implemented in 1996. In April 2005, the Directors hired a compensation consultant and in August announced changes to this 1996 compensation plan (for full details please refer to the 8-k filed August 5, 2005) Today, Sovereign Bancorp Directors receive $100,000 for holding company board and committee meetings ($50,000 in cash compensation and $50,000 in shares of Sovereign common stock) and each committee chairperson receives $15,000 in cash with the exception of the "Lead" Director and the chairman of the audit committee who receive $25,000 in cash In addition, Sovereign increased its share ownership requirements for all Directors to $200,000 in value of Sovereign common stock

Pay to Female Director Totally false allegation that a female Director was paid less than other Directors: Mrs. Marian Heard joined Sovereign Bancorp's Board in May 2005 and has always been paid on the same basis as all Directors

Sovereign's Performance Totally false that Sovereign has had chronic underperformance: Over the past 10-years, 5-years, and 3-years, through December 2, 2005, Sovereign's stock price has appreciated 213%, 224% and 59%, respectively Sovereign's stock price performance has significantly outperformed the S&P 500 Bank, S&P 500, Dow Jones, and Lehman Brothers Mid-Cap indices over the past 10, 5, and 3-year periods Sovereign, which was very much like a traditional thrift ten years ago, is in the process of completely transforming itself into a high-performing regional community bank Sovereign has, on an average, consistently improved its operating/cash metrics and met its long-term earnings goals and will continue to improve performance over the coming years while focusing on prudent risk management principles

Insider Ownership 1st Qtr 2nd Qtr East 0.0807 0.9193 Insider Ownership* as of March 1, 2005 Value of 8.07% is $695.3 million at December 2, 2005 * Includes non-vested and vested stock options and restricted stock. See 2005 Proxy Statement for further details.

Corporate Governance has always been important at Sovereign... Since 1989, Sovereign's Board has consisted entirely of non-management directors, except the CEO Since 1989, Sovereign's Board has maintained an Audit Committee consisting entirely of non- management directors Since 1989, Sovereign's Board has maintained a Compensation Committee consisting entirely of non- management directors, except the CEO who last served on such Committee in 1992

Corporate Governance has always been important at Sovereign... Since 1989, Sovereign's Board has maintained a Nominating Committee consisting entirely of non-management directors, except the CEO who last served on such Committee in 2001 Since 1995, Sovereign has maintained an Ethics and Corporate Governance Committee consisting entirely of non-management directors, except the CEO who last served on such Committee in 2002 Since 1988, Sovereign has maintained a written Code of Conduct and Ethics, which covers conflicts of interest, breaches of confidentiality, fair dealing, compliance with law, and personal investing and trading in Sovereign's common stock

Corporate Governance has always been important at Sovereign... Since 1998, Sovereign has required its directors and senior executive management to own a specified dollar value of Sovereign stock Since 1988, Sovereign's Board, with the assistance of outside professionals, has studied, at least annually, Sovereign's strategic alternatives, including sale Sovereign was among the first public companies in 2002 to announce that it would expense stock options

Corporate Governance has always been important at Sovereign... Office of Thrift Supervision ("OTS") performs regular examinations of Sovereign's loans and other relationships with affiliates Sovereign's Board, on its own, this summer changed compensation from primarily stock-based to a more balanced cash and stock-based plan Sovereign's extension of credit to insiders(1) represents .2% of total the bank's total loans and 1.4% of the bank's total equity Ranks 60th and 65th as percentage of total loans and total equity, respectively, among 122 largest financial services companies with U.S. operations (1) Source: SNL Datasource. As of June 30, 2005

Sovereign's Board of Directors Who are Sovereign's non-management Directors? Skip Hove - Former Acting Chairman and long-term board member of the Federal Deposit Insurance Corporation ("FDIC"), Chair of the Ethics and Corporate Governance Committee Mike Ehlerman - Career in finance and accounting Brian Hard - President of $12 billion global transportation holding company Marian Heard - Distinguished record as head of United Way of New England and as director of several large public companies Cam Triolo - Commercial real estate investor Dan Rothermel - Retired general counsel of a NYSE-listed company Two highly respected board members being added representing $2.4 billion investment made by Santander Another non-management independent director from Independence being added Nominating committee is open to adding an additional highly qualified and respected independent director

Potential Shareholder Value Creation

How we came up with $40 minimum price for 2008/2009 in Santander Transaction Sovereign Illustrative Range of Operating/Cash EPS Growth Rates Assumed Growth Rate 8% 10% 2005 Estimate $1.93 $1.93 2006 E $2.08 $2.12 2007 E $2.25 $2.34 2008 E $2.43 $2.57 2009 E $2.63 $2.83 15.5x 2009 $40.77 $43.80 16.5x 2009 Book Value Multiple(1) $43.43 1.8x $46.76 2.0x (1) Assumes annual dividend of $.24

Clear and Consistent Strategy and Tactics for the Future Strong, experienced and deep management team in place Structure and strategy are organized to seize superior growth opportunities Focus remains on tactics and superior execution As we execute, we will remain committed to our critical success factors of: Superior asset quality Superior risk management Strong sales and service culture that aligns team member performance with a recognition and rewards system High level of productivity through revenue growth and efficient expense control

Sovereign is committed to building above-average short-term and long-term shareholder value while building a better bank for our customers, communities and team members.

Appendix

One Non-GAAP Financial Measure Effective in the fourth quarter of 2004, Sovereign moved to one non-GAAP financial measure - Operating/Cash Earnings Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Consistent with SEC's publicly stated desire for fewer non-GAAP disclosures Operating/Cash Earnings represent net income adjusted for after-tax effects of merger-related and integration charges, any other non-recurring charges and the amortization of intangible assets

Reconciliation of Operating/Cash Earnings to GAAP Earnings - Actual ($ in thousands, all numbers shown net of tax) 1 Net Income for EPS purposes

Reconciliation of Operating/Cash EPS to GAAP EPS - Actual

Reconciliation of Equity to Tangible Equity and Operating/Cash Return on Equity to Operating/Cash Return on Tangible Equity - Actual

Sovereign Bancorp, Inc.